QuickLinks -- Click here to rapidly navigate through this document

Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated September 22, 2016
to
Prospectus dated April 29, 2016

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled "Fees Expenses" beginning on page 27 by deleting the fourth paragraph under footnote (6) in its entirety and replacing it with the following:

"On September 11, 2014, we entered into a debt financing arrangement with Goldman through two wholly-owned subsidiaries. As amended to date, the debt financing arrangement provides for borrowings in an aggregate amount up to $325.0 million with interest at a rate equal to three-month LIBOR plus 3.38% per annum."

Management's Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Goldman Financing" beginning on page 112 by:

•
Replacing all references to "three-month LIBOR plus a spread of up to 2.75% per annum" with "three-month LIBOR plus 3.38% per annum" in the sixth paragraph;

•
Replacing all references to "September 15, 2017" with "September 15, 2018"; and

•
Adding the following as the penultimate paragraph of the section—"On September 21, 2016, Strafford Funding and Gladwyne Funding entered into certain amendments related to the Goldman facility, which, among other matters, (i) increased the concentration limit on directly originated assets permitted within the collateral pool from 45% to 60%, (ii) extended the maturity date of the Goldman facility to September 15, 2018 and (iii) increased the applicable spread payable to Goldman Sachs Bank USA to the three-month LIBOR plus 3.38%."

QuickLinks

  Filed pursuant to Rule 497 File No. 333-199777
FS ENERGY AND POWER FUND
Fees and Expenses
Management's Discussion and Analysis of Financial Condition and Results of Operations